UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 16, 2005
SKYLINE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
P. O. Box 743, 2520 By-Pass Road            Elkhart, IN 46515
(Address of principal executive offices) (Zip Code)
(574) 294-6521
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 16, 2005 the Board of Directors amended Article 6, Section 2 of the By-Laws effective immediately to change from 50 days to 70 days the maximum period for closing the stock transfer books and fixing the record date before a dividend or stockholders’ meeting. A copy of Article 6, Section 2 of the By-Laws, as amended, is attached as Exhibit 3 (ii) to this Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

3(ii)	Amended By-Laws of Skyline Corporation dated December 16, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: December 21, 2005
By:	/s/ James R. Weigand
James R. Weigand
Chief Financial Officer and Secretary